Exhibit 99.2

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF OPERATIONS	(dollar amounts in thousands, except per share amounts)

	Thirteen weeks ended						Twenty-six weeks ended
	July 29, 2006			July 30, 2005			July 29, 2006			July 30, 2005
		%			%			%			%
	Amount	Sales		Amount	Sales		Amount	Sales		Amount	Sales

Merchandise Sales	$481,997	83.3		$480,608	83.2		$939,312	82.7		$944,456	82.7
Service Revenue	96,568	16.7		96,810	16.8		195,854	17.3		197,188	17.3
Total Revenues	578,565	100.0		577,418	100.0		1,135,166	100.0		1,141,644	100.0
Costs of Merchandise Sales	342,874	71.1		352,265	73.3		672,422	71.6		693,214	73.4
Costs of Service Revenue	90,589	93.8		86,792	89.7		178,764	91.3		170,688	86.6
Total Costs of Revenues	433,463	74.9		439,057	76.0		851,186	75.0		863,902	75.7
Gross Profit from Merchandise Sales	139,123	28.9		128,343	26.7		266,890	28.4		251,242	26.6
Gross Profit from Service Revenue	5,979	6.2		10,018	10.3		17,090	8.7		26,500	13.4
Total Gross Profit	145,102	25.1		138,361	24.0		283,980	25.0		277,742	24.3

Selling, General and Administrative Expenses	139,544	24.1		133,201	23.1		270,765	23.9		268,330	23.5

Net Gain from Sales of Assets	6,431	1.1		4,499	0.8		6,016	0.5		3,606	0.3

Operating Profit	11,989	2.1		9,659	1.7		19,231	1.7		13,018	1.1

Non-operating Income	2,018	0.3		483	0.1		4,277	0.4		2,221	0.2

Interest Expense	11,968	2.1		9,234	1.6		22,305	2.0		18,149	1.6

Earnings (Loss) From Continuing Operations Before Income Taxes and Cumulative Effect of Change in Accounting Principle	2,039	0.4		908	0.2		1,203	0.1		(2,910)	(0.3)

Income Tax Expense (Benefit)	569	27.9	(1)	76	8.4	(1)	600	49.9	(1)	(1,356)	46.6 (1)

Net Earnings (Loss) From Continuing Operations Before Cumulative Effect of Change in Accounting Principle	1,470	0.3		832	0.1		603	0.1		(1,554)	(0.1)

Discontinued Operations, Net of Tax	(30)	0.0		210	0.0		(133)	0.0		(178)	0.0

Cumulative Effect of Change in Accounting Principle, Net of Tax	(88)	0.0		—	0.0		179	0.0		—	0.0

Net Earnings (Loss)	1,352	0.2		1,042	0.2		649	0.1		(1,732)	(0.2)
Retained Earnings, beginning of period	477,438			529,177			481,926			536,780
Cash Dividends	(3,811)			(3,758)			(7,516)			(7,320)
Effect of Stock Options	(10)			(717)			(76)			(1,974)
Dividend Reinvestment Plan	(111)			(41)			(125)			(51)

Retained Earnings, end of period	$474,858			$525,703			$474,858			$525,703

Basic Earnings (Loss) per Share:
Net Earnings (Loss) From Continuing Operations Before Cumulative Effect of Change in Accounting Principle	$0.03			$0.01			$0.01			$(0.03)
Discontinued Operations, Net of Tax	—			0.01			—			—
Cumulative Effect of Change in Accounting Principle, Net of Tax	—			—			—			—
Basic Earnings (Loss) per Share	$0.03			$0.02			$0.01			$(0.03)
Diluted Earnings (Loss) per Share:
Net Earnings (Loss) From Continuing Operations Before Cumulative Effect of Change in Accounting Principle	$0.03			$0.01			$0.01			$(0.03)
Discontinued Operations, Net of Tax	—			0.01			—			—
Cumulative Effect of Change in Accounting Principle, Net of Tax	—			—			—			—
Diluted Earnings (Loss) per Share	$0.03			$0.02			$0.01			$(0.03)

Cash Dividends per Share	$0.0675			$0.0675			$0.1350			$0.1350

(1)          As a percentage of earnings (loss) from continuing operations before income taxes and cumulative effect of change in accounting principle.

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED BALANCE SHEETS	(dollar amounts in thousands, except per share amounts)

	July 29, 2006	January 28, 2006	July 30, 2005

Assets
Current Assets:
Cash and cash equivalents	$55,295	$48,281	$41,670
Accounts receivable, net	33,821	36,434	35,093
Merchandise inventories	612,681	616,292	634,352
Prepaid expenses	32,770	40,952	34,250
Other	64,346	85,446	77,893
Assets held for disposal	881	652	—
Total Current Assets	799,794	828,057	823,258
Property and Equipment - at cost:
Land	256,717	257,802	259,239
Buildings and improvements	918,266	916,580	913,324
Furniture, fixtures and equipment	658,765	671,189	644,224
Construction in progress	18,225	15,858	20,712
	1,851,973	1,861,429	1,837,499
Less accumulated depreciation and amortization	932,217	914,040	890,859
Property and Equipment - net	919,756	947,389	946,640
Other	50,094	46,307	66,663
Total Assets	$1,769,644	$1,821,753	$1,836,561

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$295,041	$261,940	$333,303
Trade payable program liability	7,223	11,156	12,071
Accrued expenses	275,879	290,761	263,610
Deferred income taxes	17,780	15,417	18,383
Current maturities of long-term debt and obligations under capital leases	2,258	1,257	144,461
Convertible short-term debt	119,000	—	—
Total Current Liabilities	717,181	580,531	771,828

Long-term debt and obligations under capital leases, less current maturities	404,884	467,239	215,534
Convertible long-term debt	—	119,000	119,000
Other long-term liabilities	59,168	57,481	52,172
Deferred income taxes	—	2,937	27,333
Commitments and Contingencies
Stockholders’ Equity:
Common Stock, par value $1 per share: Authorized 500,000,000 shares; Issued 68,557,041 shares	68,557	68,557	68,557
Additional paid-in capital	287,583	288,098	286,617
Retained earnings	474,858	481,926	525,703
Accumulated other comprehensive loss	(3,441)	(3,565)	(3,524)

Less cost of shares in treasury - 12,060,582 shares 12,152,968 shares and 10,981,577 shares	(179,882)	(181,187)	(167,395)
Less cost of shares in benefits trust - 2,195,270 shares	(59,264)	(59,264)	(59,264)
Total Stockholders’ Equity	588,411	594,565	650,694
Total Liabilities and Stockholders’ Equity	$1,769,644	$1,821,753	$1,836,561

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF CASH FLOWS	(dollar amounts in thousands)

Twenty-six Weeks Ended	July 29, 2006	July 30, 2005

Cash Flows from Operating Activities:
Net earnings (loss)	$649	$(1,732)
Adjustments to reconcile net earnings (loss) to net cash provided by continuing operations:
Net loss from discontinued operations	133	178
Depreciation and amortization	41,419	38,655
Cumulative effect of change in accounting principle, net of tax	(179)	—
Accretion of asset disposal obligation	135	56
Stock compensation expense	1,718	1,403
Deferred income taxes	(5,252)	(239)
Gain from sales of assets	(6,016)	(3,606)
Loss from asset impairment	550	—
Excess tax benefits from stock based awards	(33)	—
Increase in cash surrender value of life insurance policies	(1,167)	(1,684)
Changes in Operating Assets and Liabilities:
Decrease in accounts receivable, prepaid expenses and other	34,084	26,593
Decrease (increase) in merchandise inventories	3,611	(31,592)
Increase in accounts payable	33,101	22,322
Decrease in accrued expenses	(18,136)	(45,090)
Increase in other long-term liabilities	1,687	14,195
Net cash provided by continuing operations	86,304	19,459
Net cash used in discontinued operations	(245)	(704)
Net Cash Provided by Operating Activities	86,059	18,755

Cash Flows from Investing Activities:
Cash paid for property and equipment	(14,364)	(42,463)
Proceeds from sales of assets	687	1,262
Proceeds from sales of assets held for disposal	6,981	7,844
Premiums paid on life insurance policies	—	(488)
Net Cash Used in Investing Activities	(6,696)	(33,845)

Cash Flows from Financing Activities:
Net (payments) borrowings under line of credit agreements	(60,266)	6,815
Excess tax benefits from stock based awards	33	—
Net (payments) borrowings on trade payable program liability	(3,933)	12,071
Reduction of long-term debt	(1,041)	(40,452)
Payments on capital lease obligations	(131)	(53)
Dividends paid	(7,516)	(7,320)
Proceeds from exercise of stock options	56	2,451
Proceeds from dividend reinvestment plan	449	490
Net Cash Used in Financing Activities	(72,349)	(25,998)
Net Increase (Decrease) in Cash	7,014	(41,088)
Cash and Cash Equivalents at Beginning of Period	48,281	82,758
Cash and Cash Equivalents at End of Period	$55,295	$41,670

Supplemental Disclosure of Cash Flow Information:
Non-cash operating activities:
Accrued payment of stock option settlement	$1,056	$—
Non-cash investing activities:
Accrued purchases of property and equipment	$1,759	$2,148
Non-cash financing activities:
Equipment capital leases	$84	$121

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

COMPUTATION OF BASIC AND DILUTED EARNINGS (LOSS) PER SHARE	(in thousands, except per share data)

	Thirteen weeks ended		Twenty-six weeks ended
	July 29, 2006	July 30, 2005	July 29, 2006	July 30, 2005

(a) Net Earnings (Loss) From Continuing Operations Before Cumulative Effect of Change in Accounting Principle	$1,470	$832	$603	$(1,554)

(b) Average number of common shares outstanding during period	54,254	55,683	54,239	55,597

Common shares assumed issued upon exercise of dilutive stock options, net of assumed repurchase, at the average market price	936	449	967	—

(c) Average number of common shares assumed outstanding during period	55,190	56,132	55,206	55,597

Basic Loss per Share:
Net Earnings (Loss) From Continuing Operations Before Cumulative Effect of Change in Accounting Principle	$0.03	$0.01	$0.01	$(0.03)
Discontinued Operations, Net of Tax	—	0.01	—	—
Cumulative Effect of Change in Accounting Principle, Net of Tax	—	—	—	—
Basic Earnings (Loss) per Share	$0.03	$0.02	$0.01	$(0.03)
Diluted Loss per Share:
Net Earnings (Loss) From Continuing Operations Before Cumulative Effect of Change in Accounting Principle	$0.03	$0.01	$0.01	$(0.03)
Discontinued Operations, Net of Tax	—	0.01	—	—
Cumulative Effect of Change in Accounting Principle, Net of Tax	—	—	—	—
Diluted Earnings (Loss) per Share	$0.03	$0.02	$0.01	$(0.03)

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

ADDITIONAL INFORMATION	(dollar amounts in thousands)

	Thirteen weeks ended		Twenty-six weeks ended
	July 29, 2006	July 30, 2005	July 29, 2006	July 30, 2005

Capital expenditures	$9,823	$22,119	$16,123	$44,611

Depreciation and amortization	$20,696	$19,870	$41,419	$38,655

Non-operating income:
Net rental revenue	$497	$349	$1,170	$714
Investment income	1,572	210	3,279	505
Other (expense) income	(51)	(76)	(172)	1,002

Total	$2,018	$483	$4,277	$2,221

Comparable sales percentages:
Merchandise	0.4%	-1.5%	-0.3%	-0.4%
Service	0.0%	-7.4%	-0.3%	-6.0%
Total	0.4%	-2.5%	-0.3%	-1.4%

Total square feet of retail space (including service centers)			12,167,089	12,167,089

Total Store Count			593	593

Sales and Gross Profit by Line of Business (A):

Retail Sales	$353,554	$355,656	$681,511	$695,010
Service Center Revenue	225,011	221,762	453,655	446,634
Total Revenues	$578,565	$577,418	$1,135,166	$1,141,644

Gross Profit from Retail Sales	$100,179	$93,809	$189,768	$179,606
Gross Profit from Service Center Revenue	44,923	44,552	94,212	98,136
Total Gross Profit	$145,102	$138,361	$283,980	$277,742

Comparable Sales Percentages (A):

Retail Sales	-0.5%	0.1%	-1.7%	0.7%
Service Center Revenue	1.7%	-6.4%	2.0%	-4.5%
Total Revenues	0.4%	-2.5%	-0.3%	-1.4%

Gross Profit Percentage by Line of Business (A):

Gross Profit Percentage from Retail Sales	28.3%	26.4%	27.8%	25.8%
Gross Profit Percentage from Service Center Revenue	20.0%	20.1%	20.8%	22.0%
Total Gross Profit Percentage	25.1%	24.0%	25.0%	24.3%

(A) Retail Sales include DIY and Commercial sales.  Service Center Revenue includes revenue from labor and installed parts and tires.

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

ADDITIONAL INFORMATION (continued)	(dollar amounts in thousands)

Adjustments

In the fourth quarter of 2005 we completed the restructuring of substantially all of our vendor agreements to provide flexibility in how we use vendor support funds.  Previously, the vendor agreements required us to use certain vendor support funds exclusively for promotions and to partially offset certain other direct expenses.  Under EITF No. 02-16, these types of allowances are to be netted against the appropriate expenses they offset, once it is determined that the allowances are for specific, identifiable and incremental expenses.  Under the restructured contracts it is not possible to make this determination.  Therefore, all vendor support funds are now treated as a reduction of inventories and are recognized as a reduction to Costs of Merchandise Sales as the inventories are sold, in accordance with EITF No. 02-16.  For the periods below, all previously identified costs which had been netted against Selling, General and Administrative Expenses have been reclassified to Gross Profit from Merchandise Sales as if the vendor agreements had been restructured as of January 30, 2005.

Please see the table below illustrating the effect of this adjustment on the thirteen and twenty-six week periods ended July 30, 2005 (presented in both GAAP and Line of Business formats), assuming that such change had been in effect during such periods.

STATEMENTS OF OPERATIONS

GAAP Format

	Thirteen weeks ended				Thirteen weeks ended		Thirteen weeks ended
	July 30, 2005				July 30, 2005		July 29, 2006
	ACTUAL		ADJUSTMENTS		AS ADJUSTED		ACTUAL
		%		%		%		%
	Amount	Sales	Amount	Sales	Amount	Sales	Amount	Sales

Gross Profit from Merchandise Sales	$128,343	26.7	$10,593	2.2	$138,936	28.9	$139,123	28.9
Gross Profit from Service Revenue	10,018	10.3	—	—	10,018	16.4	5,979	6.2
Total Gross Profit	138,361	24.0	10,593	1.8	148,954	25.8	145,102	25.1
Selling, General and Administrative Expenses	133,201	23.1	10,593	1.8	143,794	24.9	139,544	24.1
Net Gain on Sales of Assets	4,499	0.8	—	—	4,499	0.8	6,431	1.1
Operating Profit	$9,659	1.7	$—	—	$9,659	1.7	$11,989	2.1

	Twenty-six weeks ended				Twenty-six weeks ended		Twenty-six weeks ended
	July 30, 2005				July 30, 2005		July 29, 2006
	ACTUAL		ADJUSTMENTS		AS ADJUSTED		ACTUAL
		%		%		%		%
	Amount	Sales	Amount	Sales	Amount	Sales	Amount	Sales

Gross Profit from Merchandise Sales	$251,242	26.6	$19,419	2.1	$270,661	28.7	$266,890	28.4
Gross Profit from Service Revenue	26,500	13.4	—	—	26,500	13.4	17,090	8.7
Total Gross Profit	277,742	24.3	19,419	1.7	297,161	26.0	283,980	25.0
Selling, General and Administrative Expenses	268,330	23.5	19,419	1.7	287,749	25.2	270,765	23.9
Net Gain on Sales of Assets	3,606	0.3	—	—	3,606	0.3	6,016	0.5
Operating Profit	$13,018	1.1	$—	—	$13,018	1.1	$19,231	1.7

Line of Business Format

	Thirteen weeks ended				Thirteen weeks ended		Thirteen weeks ended
	July 30, 2005				July 30, 2005		July 29, 2006
	ACTUAL		ADJUSTMENTS		AS ADJUSTED		ACTUAL
		%		%		%		%
	Amount	Sales	Amount	Sales	Amount	Sales	Amount	Sales

Gross Profit from Retail Sales	$93,809	26.4	$7,468	2.1	$101,277	28.5	$100,179	28.3
Gross Profit from Service Center Revenue	44,552	20.1	3,125	1.4	47,677	21.5	44,923	20.0
Total Gross Profit	138,361	24.0	10,593	1.8	148,954	25.9	145,102	25.1
Selling, General and Administrative Expenses	133,201	23.1	10,593	1.8	143,794	24.9	139,544	24.1
Net Gain on Sales of Assets	4,499	0.8	—	—	4,499	0.4	6,431	1.1
Operating Profit	$9,659	1.7	$—	—	$9,659	1.7	$11,989	2.1

	Twenty-six weeks ended				Twenty-six weeks ended		Twenty-six weeks ended
	July 30, 2005				July 30, 2005		July 29, 2006
	ACTUAL		ADJUSTMENTS		AS ADJUSTED		ACTUAL
		%		%		%		%
	Amount	Sales	Amount	Sales	Amount	Sales	Amount	Sales

Gross Profit from Retail Sales	$179,606	25.8	$13,815	2.0	$193,421	27.8	$189,768	27.8
Gross Profit from Service Center Revenue	98,136	22.0	5,604	1.3	103,740	23.2	94,212	20.8
Total Gross Profit	277,742	24.3	19,419	1.7	297,161	26.0	283,980	25.0
Selling, General and Administrative Expenses	268,330	23.5	19,419	1.7	287,749	25.2	270,765	23.9
Net Gain on Sales of Assets	3,606	0.3	—	—	3,606	0.3	6,016	0.5
Operating Profit	$13,018	1.1	$—	—	$13,018	1.1	$19,231	1.2